EXHIBIT 99.3

Accrued Interest Date:                                 Collection Period Ending:
25-Jul-02                                                             31-Jul-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Aug-02                                                                     3

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,401,763,032    $1,254,267,101
     Reserve Account                                                       $14,017,630       $22,265,189
     Yield Supplement Overcollateralization                                 $6,397,885        $5,748,123
     Class A-1 Notes                                                      $311,000,000      $164,153,830
     Class A-2 Notes                                                      $358,426,000      $358,426,000
     Class A-3 Notes                                                      $446,779,000      $446,779,000
     Class A-4 Notes                                                      $251,253,000      $251,253,000
     Class B Notes                                                         $27,907,000       $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                  $1,304,397,235
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                             $29,081,842
               Receipts of Pre-Paid Principal                              $20,934,848
               Liquidation Proceeds                                            $82,655
               Principal Balance Allocable to Gross Charge-offs                $30,790
          Total Receipts of Principal                                      $50,130,134

          Interest Distribution Amount
               Receipts of Interest                                         $7,766,425
               Servicer Advances                                                    $0
               Reimbursement of Previous Servicer Advances                   ($141,619)
               Accrued Interest on Purchased Receivables                            $0
               Recoveries                                                       $6,418
               Net Investment Earnings                                         $24,511
          Total Receipts of Interest                                        $7,655,734

          Release from Reserve Account                                              $0

     Total Distribution Amount                                             $57,785,868

     Ending Receivables Outstanding                                     $1,254,267,101

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $228,678
     Current Period Servicer Advance                                                $0
     Current Reimbursement of Previous Servicer Advance                      ($141,619)
     Ending Period Unreimbursed Previous Servicer Advances                     $87,059

Collection Account
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     Deposits to Collection Account                                        $57,785,868
     Withdrawals from Collection Account
          Servicing Fees                                                    $1,086,998
          Class A Noteholder Interest Distribution                          $3,557,356
          First Priority Principal Distribution                                     $0
          Class B Noteholder Interest Distribution                            $112,791
          Regular Principal Distribution                                   $49,916,995
          Reserve Account Deposit                                           $3,111,728
          Unpaid Trustee Fees                                                       $0
          Excess Funds Released to Depositor                                        $0
     Total Distributions from Collection Account                           $57,785,868




                                  Page 1 of 3

Accrued Interest Date:                                 Collection Period Ending:
25-Jul-02                                                             31-Jul-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Aug-02                                                                     3

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                              $0
          Release from Collection Account                                           $0
     Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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     Amount Deposited from the Collection Account                          $53,587,143
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $53,587,143

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                       $49,916,995      $164,153,830        $160.50       52.78%
     Class A-2 Notes                                                                $0      $358,426,000          $0.00      100.00%
     Class A-3 Notes                                                                $0      $446,779,000          $0.00      100.00%
     Class A-4 Notes                                                                $0      $251,253,000          $0.00      100.00%
     Class B Notes                                                                  $0       $27,907,000          $0.00      100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                          $363,445             $1.17
     Class A-2 Notes                                                          $845,288             $2.36
     Class A-3 Notes                                                        $1,414,800             $3.17
     Class A-4 Notes                                                          $933,824             $3.72
     Class B Notes                                                            $112,791             $4.04



Carryover Shortfalls
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                                                                      Prior
                                                                      Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0             $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0             $0
     Class B Interest Carryover Shortfall                                           $0                $0             $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        56,618            55,446
     Weighted Average Remaining Term                                             50.15             49.21
     Weighted Average Annual Percentage Rate                                     6.52%             6.51%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
          Current                                                       $1,158,335,773            92.35%
          1-29 days                                                        $86,208,610             6.87%
          30-59 days                                                        $8,046,981             0.64%
          60-89 days                                                        $1,260,024             0.10%
          90-119 days                                                         $446,502             0.04%
          120-149 days                                                              $0             0.00%
          Total                                                         $1,254,297,891           100.00%
          Delinquent Receivables +30 days past due                          $9,753,507             0.78%

Accrued Interest Date:                                 Collection Period Ending:
25-Jul-02                                                             31-Jul-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
26-Aug-02                                                                     3

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     Write-offs
          Gross Principal Write-Offs for Current Period                        $30,790
          Recoveries for Current Period                                         $6,418
          Net Write-Offs for Current Period                                    $24,372

          Cumulative Realized Losses                                           $27,232


     Repossessions                                                       Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                    $408,077                14
          Ending Period Repossessed Receivables Balance                       $641,066                19
          Principal Balance of 90+ Day Repossessed Vehicles                         $0                 0



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $5,961,262
     Beginning Period Amount                                                $5,961,262
     Ending Period Required Amount                                          $5,748,123
     Current Period Release                                                   $213,139
     Ending Period Amount                                                   $5,748,123
     Next Distribution Date Required Amount                                 $5,538,474

Reserve Account
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     Beginning Period Required Amount                                      $26,087,945
     Beginning Period Amount                                               $19,153,462
     Net Investment Earnings                                                   $24,511
     Current Period Deposit                                                 $3,111,728
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                         $25,085,342
     Ending Period Amount                                                  $22,265,189


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